SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant        X
Filed by a Party other than the Registrant

Check Appropriate Box:
   X Preliminary Proxy Statement
     Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)) Definitive Proxy Statement Definitive Additional Materials Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              SJNB Financial Corp.
                (Name of Registrant as Specified In Its Charter)



(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
  x  No fee required.

     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)  Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which the transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
     4) Proposed maximum aggregate value of transaction: 5) Total fee paid:

     Fee paid previously with preliminary materials

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:
     2)  Form, Schedule or Registration Statement No.:
     3)  Filing Party:
     4)  Date Filed:

                               Proxy Statement of








                              SJNB Financial Corp.




































                    Notice of Annual Meeting of Shareholders

                                  May 27, 1998

                                 April 16, 1998




Dear Shareholder:

You are cordially invited to attend the 1998 Annual Meeting of Shareholders of SJNB Financial Corp. to be held on May 27, 1998 at 10:00 a.m., in the Main Dining Room at The San Jose Country Club, 15571 Alum Rock Avenue, San Jose, California.

It is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting, you are requested to complete, date, sign and return the enclosed proxy in the return envelope provided. The Board of Directors recommends that you vote "for" each of the proposals on the proxy.

Sincerely yours,




Robert A. Archer                                     James R. Kenny
Chairman of the Board                       President & Chief Executive Officer

                              SJNB FINANCIAL CORP.
                             One North Market Street
                    San Jose, California 95113(408) 947-7562

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be Held on May 27, 1998

To the Shareholders of SJNB Financial Corp.:

NOTICE IS HEREBY  GIVEN that the  Annual  Meeting  of the  Shareholders  of SJNB
Financial Corp. will be held in the Main Dining Room at The San Jose Country Club, 15571 Alum Rock Avenue, San Jose, California on May 27, 1998 at 10:00 a.m., for the following purposes:

         1. To elect the following eleven directors of the Corporation to serve until the next Annual Meeting of Shareholders and until their respective successors shall be elected and qualified:

                Ray S. Akamine                     Arthur K. Lund
                Robert A. Archer                   Louis Oneal
                Albert V. Bruno                    Diane P. Rubino
                Rod Diridon                        Douglas L. Shen
                F. Jack Gorry                      Gary S. Vandeweghe
                James R. Kenny

         2. To approve an amendment to the 1996 Stock Option Plan.

         3.   To  approve  an  amendment   to  the  Articles  of   Incorporation
              concerning shareholder action by written consent and elimination of cumulative voting.

         4. To ratify the appointment of KPMG Peat Marwick, LLP as the Corporation's independent public accountants for the year ending December 31, 1998.

         5. To consider and transact such other business as may properly come before the Annual Meeting.

The close of business on April 13, 1998 is the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

Whether or not you plan to attend the Annual Meeting, you may vote by completing, signing and returning the enclosed proxy promptly. Any shareholder present at the Annual Meeting may vote personally on all matters brought before the Annual Meeting, in which event your proxy will not be used.

By Order of the Board of Directors,



Robert A. Archer                                     James R. Kenny
Chairman of the Board                       President & Chief Executive Officer

April 16, 1998
(Approximate mailing date of proxy materials)

                                TABLE OF CONTENTS
                                                                            PAGE


GENERAL INFORMATION                                                           1

   Revocability of Proxies                                                    1

   Solicitation of Proxies                                                    1

   Outstanding Securities and Voting Rights                                   1

   Proposals of Shareholders                                                  2


ELECTION OF DIRECTORS                                                         3

   Nominees to the Board of Directors                                         3

   Nominations for Directors                                                  5

   Certain Committees of the Board of Directors                               5

   Compensation of Directors                                                  6

   Meetings of the Board of Directors                                         6

   Executive Officers                                                         6


SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT                                7


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS                               8


EXECUTIVE COMPENSATION AND TRANSACTIONS WITH DIRECTORS AND OFFICERS           9

   Summary Compensation Table                                                 9

   Compensation Committee Report                                              9

   Stock Option Plans                                                        11

   Employment Agreements                                                     11

   Transactions with Directors and Officers                                  11

   Section 16(a) Beneficial Ownership Reporting Compliance                   12


APPROVAL OF THE AMENDMENT TO THE 1996 STOCK OPTION PLAN                      13


APPROVAL OF AMENDMENT OF THE ARTICLES OF INCORPORATION                       15


INDEPENDENT PUBLIC ACCOUNTANTS                                               18


STOCK PERFORMANCE CHART                                                      19


ANNUAL REPORT ON FORM 10-K                                                   19


ANNEX A                                                                      20

                                 PROXY STATEMENT
                                       OF
                              SJNB FINANCIAL CORP.

                             One North Market Street
                           San Jose, California 95113
                                (408) 947-7562


                         Annual Meeting of Shareholders
                                  May 27, 1998

                                  INTRODUCTION

These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of SJNB Financial Corp. (the "Corporation"), a California corporation, for use at the Annual Meeting of Shareholders to be held on May 27, 1998 at 10:00 a.m. in the Main Dining Room at The San Jose Country Club, 15571 Alum Rock Avenue, San Jose, California, and any postponements or adjournments thereof (the "Meeting"). These proxy materials were mailed to shareholders on or about April 16, 1998.


                               GENERAL INFORMATION

Revocability of Proxies

A proxy for voting your shares at the Meeting is enclosed. Any shareholder giving the enclosed proxy has the right to revoke it at any time before it is exercised by filing with the Corporation's Secretary, James R. Kenny, a written notice of revocation or a duly executed proxy bearing a later date. A shareholder may also revoke a proxy by attending the Meeting and advising the Chairman of his or her election to vote in person.

Solicitation of Proxies

This proxy solicitation is made by the Board of Directors of the Corporation and the cost of the solicitation is being borne by the Corporation. Solicitation is being made by this Proxy Statement and may also be made by employees or agents of the Corporation who may communicate with shareholders or their representatives in person, by telephone or by additional mailings. The Corporation may, at its discretion, engage the services of a proxy solicitation firm to assist in the solicitation of proxies. The total expense of this solicitation will be borne by the Corporation and will include reimbursement paid to brokerage firms and others for their expenses in forwarding soliciting material and such expenses as may be paid to any proxy solicitation firm engaged by the Corporation.

Outstanding Securities and Voting Rights

Only those shareholders of record of the Corporation's common stock as of the record date, April 13, 1998, will be entitled to notice of and to vote in person or by proxy at the Meeting or any adjournment thereof, unless a new record date is set for an adjourned meeting.

As of March 23, 1998, the Corporation has one class of securities issued and outstanding, consisting of 2,519,057 shares of common stock, no par value. Such shares are held by approximately 1,600 shareholders. All of the shares are voting shares and entitled to vote at the annual meeting.

Each share of common stock is entitled to one vote at the Meeting, except that shareholders may have cumulative voting rights with respect to the election of directors. In elections for directors, California law provides that, unless the Corporation's Articles of Incorporation provide otherwise, a shareholder, or his or her proxy, may cumulate his or her votes. Under cumulative voting rules, each shareholder is entitled to a number of votes equal to the number of shares owned by him or her, multiplied by the number of directors to be elected. A shareholder may cast such votes for a single candidate, or distribute such votes among as many candidates as he or she deems appropriate; provided, however, that a shareholder may cumulate votes only as to one or more candidate each of whose name has been properly placed in nomination prior to the voting. See "Nominations for Directors" herein. Cumulative voting may be used only if a shareholder has given notice at the Meeting, prior to the voting, of his or her intention to cumulate his or her votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for the candidates in nomination. The Board of Directors does not, at this time, intend to give such notice or to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a shareholder is given, in which event votes represented by proxies delivered pursuant to this Proxy Statement may be cumulated in the discretion of the proxy holders, in accordance with the recommendations of the Board of Directors. Therefore, discretionary authority to cumulate votes in such event is solicited in this Proxy Statement.

In the election of directors, the eleven (11) candidates receiving the highest number of votes will be elected whether or not votes are cumulated.

If a shareholder withholds authority to vote for directors on the enclosed proxy, or attends the Meeting, elects to vote in person, but abstains from voting in the election of directors, that shareholder's shares will not be counted in determining the candidates receiving the highest number of votes. For shares present at the Meeting in person or by proxy, an abstention with respect to the ratification of the independent public accountant is treated the same as a vote against such matter. Broker non-votes (shares as to which brokerage firms have not received voting instructions from their clients and therefore do not have the authority to vote the shares at the Meeting) will not be considered in determining if a quorum is present at the Meeting and will not be voted at the Meeting.

If the enclosed proxy is completed in the appropriate spaces, signed, dated and returned, the proxy will be voted as specified in the proxy. If no specification is made on an executed proxy, it will be voted FOR the election of directors nominated by the Board, FOR approval of the amendment to the 1996 Stock Option Plan, FOR approval of the amendment to the Articles of Incorporation concerning shareholder action by written consent and elimination of cumulative voting and FOR the ratification of the selection of KPMG Peat Marwick, LLP as the Corporation's independent public accountants.

The proxy also confers discretionary authority to vote the shares represented thereby on any matter that was not known at the time this Proxy Statement was mailed which may properly be presented for action at the Meeting and may include: approval of minutes of the prior annual meeting which will not constitute ratification of the actions taken at such meeting; action with respect to procedural matters pertaining to the conduct of the Meeting; and election of any person to any office for which a bona fide nominee is named herein if such nominee is unable to serve or for good cause will not serve. Management of the Corporation is not aware of any other matters to come before the Meeting. If, however, any other matters of which the Board is not now aware are properly presented for action, it is the intention of the proxy holders named in the enclosed proxy to vote such proxy on such matters in accordance with their best business judgment.

The Board of Directors recommends that the shareholders vote FOR the election of the directors nominated by the Board, FOR approval of the amendment to the 1996 Stock Option Plan, FOR approval of the proposed amendment to the Articles of Incorporation and FOR the ratification of the selection of KPMG Peat Marwick, LLP as the Corporation's independent public accountants.

Proposals of Shareholders

Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings. For any such proposal to be considered for inclusion in the proxy statement prepared for next year's Annual Meeting, the proposal must be received at the Corporation's executive offices at One North Market Street, San Jose, California 95113 prior to December 17, 1998.

                              ELECTION OF DIRECTORS

Nominees to the Board of Directors

The Bylaws of the Corporation provide that the number of directors of the Corporation shall be no less than nine and no more than seventeen, with the exact number within such range to be fixed by amendment of the Bylaws adopted by the shareholders or by the Board of Directors. The number of directors is presently fixed at eleven.

The persons named below, all of whom are currently members of the Corporation's Board of Directors, have been nominated for election as directors to serve until the next Annual Meeting and until their successors are duly elected and qualified. Votes will be cast in such a way as to effect the election of all nominees or as many nominees as possible in the event of cumulative voting. If any nominee should become unable or unwilling to serve as a director, the proxies will be voted for such substitute nominee as shall be designated by the Board of Directors. The Board of Directors presently has no knowledge that any of the nominees will be unable or unwilling to serve. The eleven nominees receiving the highest number of votes at the Meeting shall be elected.

The following table sets forth certain information with respect to those persons nominated by the Board of Directors for election as directors, which information is based on data furnished by each such nominee. Each member of the Corporation's Board of Directors also serves as a director of San Jose National Bank ("SJNB" or the "Bank").

                First Elected a         Principal Business Experience During the
         Name     Director(1)   Age                     Past Five Years

Ray S. Akamine       1994       51   Chief  Financial  Officer of  Consolidated  Factors in
                                     Monterey,  California  since November  1995.  Prior to
                                     that time, he served as Vice  President of Finance for
                                     Mariani Packing  Company,  a food  processing  company
                                     located in San Jose, from June 1984 to November 1994.

Robert A. Archer     1982       64   Chairman of the Board of Directors of the  Corporation
                                     and  SJNB  since  1993.   President  and  a  principal
                                     stockholder  of Coast  Counties  Truck  and  Equipment
                                     Company,  a heavy duty truck  dealership  and  service
                                     facility in San Jose,  which he has owned and operated
                                     for more than 30 years.

Albert V. Bruno      1994       53   Professor  of  Marketing  at Santa  Clara  University,
                                     where he is also  Associate  Dean of the Leavey School
                                     of  Business.  He has been at Santa  Clara  University
                                     since  1971  where he has  served as  chairman  of the
                                     Marketing Department and Acting Dean.

Rod Diridon          1994       59   Executive   Director   of   the   Norman   Y.   Mineta
                                     International  Institute  for  Surface  Transportation
                                     Policy  Studies at the College of Business at San Jose
                                     State  University  since 1994.  Prior to that time, he
                                     served as the  Supervisor  of the 4th  District of the
                                     County  of Santa  Clara,  to which he was  elected  in
                                     1974.

F. Jack Gorry        1988       64   Private consultant since September 1992.


James R. Kenny       1991       53   President,  Chief  Executive  Officer and Secretary of
                                     the Corporation and SJNB since September 1991.

Arthur K. Lund       1982       64   A   practicing   attorney  at  law  and  a  member  of
                                     Rosenblum,  Parish & Isaacs  in San Jose  since  1993.
                                     Prior to  that,  he was a member  of  Rankin,  Center,
                                     Luckhardt  & Lund.  Mr.  Lund was the  Chairman of the
                                     Board of the Corporation from 1983 through 1992.

Louis Oneal          1982       65   A  practicing  attorney at law and a member of The Law
                                     Offices of Louis Oneal in San Jose.

Diane P. Rubino      1987       49   President  of Hill View  Packing  Company  since 1993.
                                     Previously  she was a partner of Valley  View  Packing
                                     since 1977.

Douglas L. Shen      1994       59   A self  employed  dentist  since  1966.  His office is
                                     located in San Jose, California.

Gary S. Vandeweghe   1982       59   A practicing  attorney at law with  Olimpia,  Whalen &
                                     Lively since April 1996.Prior to that, he was a member
                                     of the Law Offices of Gary S. Vandeweghe since December
                                     1995. Prior  to that time,  he was a member of Rankin,
                                     Luckhardt, Vandeweghe, Landsness & Lahde in San Jose.
-------------------

(1) Includes service as a director of SJNB prior to the organization of SJNB Financial Corp. Directors Akamine, Bruno, Diridon and Shen were directors of Business Bancorp and California Business Bank prior to the merger.

There is no family relationship among any of the Corporation's executive officers, directors or nominees for director.

Nominations for Directors

The Corporation's Bylaws provide that nominations for a director may be made by shareholders, provided that certain informational requirements concerning the identities of the nominating shareholder and the nominee are complied with in advance of the meeting. This provision is intended to provide advance notice to management of any attempt to effect an election contest or a change in control of the Board of Directors, and may have the effect of precluding third party nominations if not followed. Specifically, the Bylaws provide that nominations for directors, other than those made by or on behalf of existing management, must be made in writing and mailed or delivered to the President of the Corporation, no less than 14 nor more than 50 days prior to any meeting of shareholders called for the election of directors, except that if less than 21 days' notice of the meeting is given, such nomination must be mailed or delivered to the President by the close of business on the seventh day following the date on which the notice was mailed. The written nomination must include the following information, to the extent known by the nominating shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of common stock of the Corporation that will be voted for each proposed nominee; (d) the name and residence address of the nominating shareholder; and (e) the number of shares of common stock of the Corporation owned by the nominating shareholder.

The Bylaws provide that nominations not made in accordance with the above procedure may, at his discretion, be disregarded by the Chairman of the Meeting and, upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee.


Certain Committees of the Board of Directors

The Board of Directors of the Corporation and its subsidiary, SJNB, each have standing Audit, Compensation and Loan and Investment Committees. The Audit Committee of the Corporation and SJNB is chaired by Rod Diridon and the members are Ray S. Akamine, F. Jack Gorry, Diane P. Rubino, Douglas L. Shen and Gary S. Vandeweghe. The Audit Committee met four times in 1997 for the purpose of reviewing the scope of and planning for the annual audit, and reviewing the results of internal operations audits of SJNB and SJNB's compliance with consumer laws, regulatory agency reports and securities reports.

The Compensation Committee is chaired by Albert V. Bruno and the members are Robert A. Archer, F. Jack Gorry, Arthur K. Lund, Louis Oneal, Douglas L. Shen, and Gary S. Vandeweghe. The Compensation Committee met two times in 1997 for the purpose of setting compensation levels of senior officers and directors, reviewing and approving bonus plans and payments, and reviewing and approving employee benefit plans, including stock option, insurance and retirement plans. In addition, the Committee reviews and approves the Corporation's Compensation Policy.

The Loan and Investment Committee is chaired by Ray S. Akamine and the members are Robert A. Archer, James R. Kenny, Arthur K. Lund, Louis Oneal, Diane P. Rubino and Gary S. Vandeweghe. The Loan and Investment Committee met twelve times in 1997. It is responsible for reviewing the Corporation's and SJNB's loan and investment policy, approving loans which are greater than $3.6 million, reviewing the allowance for loan losses, and reviewing criticized and nonperforming loans.

The Corporation does not have a standing nominating committee. The Board of Directors of the Corporation performs the functions of such committee. Nominations by shareholders can be made only by complying with the Corporation's Bylaws and the notice provisions discussed above. This Bylaw provision is designed to give the Board of Directors advance notice of competing nominations, if any, and the qualifications of nominees, and may have the effect of precluding third-party nominations if not followed.

Compensation of Directors

In 1997, the outside directors of the Corporation, except Chairman Archer, were paid an annual retainer of $12,000. Mr. Archer was paid an annual retainer of $15,000. In addition, each director was paid $250 for attendance at each meeting of standing committees of the Corporation of which he or she is a member. Directors of the Corporation do not now receive additional fees for attendance at the Corporation's Board meetings. In addition, the 1996 Stock Option Plan provides for automatic annual option grants of 5,000 options on March 1 of each year to each non-employee director.

Meetings of the Board of Directors

The Corporation's Board of Directors held a total of 11 meetings in 1997, including regular and special meetings. The Board of Directors of SJNB held a total of 11 meetings in 1997, including regular and special meetings. Every director attended at least 75% of: (i) the Corporation's 11 Board meetings; and
(ii) all of the meetings of any committee of the Corporation's Board on which such director served.

Executive Officers

The executive officers of the Corporation and SJNB include James R. Kenny, President and Chief Executive Officer, about whom information is provided above, and the following persons:


                                                               Principal Occupation During the Past Five
          Name and Position(s)                    Age                             Years
          --------------------                    ---                             -----
Eugene E. Blakeslee                               52           Executive    Vice    President   and   Chief
Executive   Vice   President  and  Chief                       Financial  Officer  of the  Corporation  and
Financial  Officer  of  the  Corporation                       SJNB since September 1991.
and SJNB

Frederic H. Charpiot                              51           Senior  Vice   President  and  Chief  Credit
Senior Vice  President  and Chief Credit                       Officer of SJNB since October 1991.
Officer of SJNB

Margo F. Culcasi                                  50           Senior Vice  President/Liability  Management
Senior     Vice      President/Liability                       of SJNB since February 1993.
Management of SJNB

Judith Doering-Nielsen                            52           Senior  Vice  President  and Senior  Lending
Senior   Vice   President   and   Senior                       Officer of SJNB since October 1991.
Lending Officer of SJNB



                 SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

The following table sets forth information as of March 25, 1998 pertaining to beneficial ownership of the Corporation's common stock by each current director of the Corporation, each nominee to be elected to the Board of Directors, the Chief Executive Officer, the four other most highly compensated executive officers and all directors and officers(1) of the Corporation and SJNB as a group. The information contained herein has been obtained from the Corporation's records, from information furnished directly by the individual or entity to the Corporation, or from various filings made by the named individuals with the Securities and Exchange Commission (the "SEC").

The table should be read with the understanding that more than one person may be the beneficial owner or possess certain attributes of beneficial ownership with respect to the same securities. Therefore, careful attention should be given to the footnote references set forth in the column "Amount and Nature of Beneficial Ownership." In addition, shares issuable pursuant to options which may be exercised within 60 days of April 13, 1998 are deemed to be issued and outstanding and have been treated as outstanding in calculating the percentage ownership of those individuals possessing such interest, but not for any other individuals. Thus, the total number of shares considered to be outstanding for the purposes of this table may vary depending upon the individual's particular circumstance.

                                                                   Percent of
                                          Amount and Nature of     Outstanding
 Name and Address of                         Beneficial              Common
 Beneficial Owner(2)                         Ownership (3)             Stock
 -------------------                         -----------             -------
 Ray S. Akamine                               11,000(4)                 *
 Robert A. Archer                            54,584(4)(5)             2.16%
 Albert V. Bruno                              16,165(4)                 *
 Rod Diridon                                   5,699(4)                 *
 F. Jack Gorry                                11,000(4)                 *
 James R. Kenny                             128,048 (6)(7)            5.05%
 Arthur K. Lund                            69,278(4)(8)(9)            2.75%
 Louis Oneal                                 69,004(4)(8)             2.73%
 Diane P. Rubino                              17,337(10)                *
 Douglas L. Shen                            68,860(4)(11)             2.73%
 Gary S. Vandeweghe                           38,503(4)                 *
 Eugene E. Blakeslee                        98,436 (6)(12)            3.89%
 Frederic H. Charpiot                         18,949(13)                *
 Margo F. Culcasi                             10,696(14)                *
 Judith Doering-Nielsen                       24,663(15)                *

 Directors and Executive Officers as         537,784 (16)            20.52%
 a group (15 persons)


* Less than 1% of the outstanding common stock.
------------------------
(1) As used throughout this Proxy Statement, the terms "officer" and "executive officer" refer to the Corporation and SJNB's President and Chief Executive Officer, and Executive Vice President and Chief Financial Officer, and SJNB's Chief Credit Officer, Senior Lending Officer and Senior Vice President/Liability Management.
(2) The address for all persons is c/o the Corporation, One North Market Street, San Jose, California 95113.
(3) Includes shares beneficially owned, directly and indirectly, together with associates. Subject to applicable community property laws and shared voting or investment power with a spouse, the persons listed have sole voting and investment power with respect to such shares unless otherwise noted.
(4)  Includes 5,000 shares underlying stock options.
(5) Includes 3,720 shares owned of record by a trust of which Mr. Archer is a trustee and beneficiary.
(6) Includes 52,549 shares held in the SJNB Cash or Deferred Profit Sharing Plan (the "401(k)") of which Messrs. Kenny and Blakeslee are trustees and beneficiaries and with regard to which shares Mr. Kenny and Mr. Blakeslee have sole or shared voting power. Mr. Kenny and Mr. Blakeslee disclaim beneficial ownership of the 401(k) shares, other than such shares allocated to their respective personal accounts in the 401(k).
(7)  Includes 15,000 shares underlying stock options
(8) Includes 51,884 shares owned of record by a trust of which Messrs. Lund and Oneal are trustees.
(9) Includes 3,782 shares owned of record by a trust of which Mr. Lund is the trustee and beneficiary.
(10) Includes 3,000 shares underlying stock options
(11) Includes 30,816 shares owned of record by a trust of which Dr. Shen is a trustee and beneficiary.
(12) Includes 12,000 shares underlying stock options.
(13) Includes 10,560 shares underlying stock options.
(14) Includes 8,000 shares underlying stock options.
(15) Includes 6,000 shares underlying stock options.
(16) Includes 99,560 shares underlying stock options

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Based solely on a Schedule 13D filed with the SEC on February 13, 1998, Banc Fund III L.P., Bank Fund III Trust, Banc Fund IV L.P. and Banc Fund IV Trust,
208 S. LaSalle Street, Chicago IL, 60604, collectively reported beneficial ownership of 170,833 shares of the Corporation's common stock, or 6.78% of shares outstanding as of February 27, 1998. Each of such entities reported that it had sole voting and investment power with respect to the following shares of Corporation common stock: Banc Fund III L.P., 19,234 shares; Bank Fund III Trust, 58,957 shares; Banc Fund IV L.P., 21,233 shares; and Banc Fund IV Trust, 71,409 shares.

Pine Capital Management, Inc. 353 Sacramento Street, San Francisco, CA 94111, filed a Schedule 13G with the SEC on February 13, 1998, reporting their beneficial ownership of 144,833 shares of the Corporation's common stock, or 5.70% of shares outstanding as of February 27, 1998. Pine Capital Management, Inc. is an investment advisor and has received power of attorney for investment purposes from their clients.

Other than the above described entities and Mr. James R. Kenny, whose ownership of shares is described in the table under "Security Ownership of Directors and Management", the Corporation knows of no other person who beneficially owned more than five percent of the Corporation's common stock as of February 27, 1998.

       EXECUTIVE COMPENSATION AND TRANSACTIONS WITH DIRECTORS AND OFFICERS

Summary Compensation Table

The following table sets forth the cash compensation paid to or allocated for the Chief Executive Officer of the Corporation and the four other most highly compensated executive officers for services rendered in all capacities to the Corporation and SJNB during 1997, 1996 and 1995.

                           Summary Compensation Table

                                                                         Long-Term
                                                                       Compensation-
                                            Annual Compensation          Securities           All Other
Name and Principal Position      Year      Salary(1)      Bonus      Underlying Options    Compensation(2)
James R. Kenny                   1997     $160,000      $145,000             0                 $6,176
President, Chief Executive       1996     $160,000      $125,000             0                 $6,176
         Officer
and     Secretary     of    the  1995     $160,000       $90,000           25,000              $6,046
         Corporation
and SJNB

Eugene E. Blakeslee              1997     $107,000      $105,000             0                 $4,750
Executive Vice President and     1996     $107,000       $90,000             0                 $4,750
Chief Financial Officer          1995     $107,000       $70,000           20,000              $4,620
of the Corporation and SJNB

Frederic H. Charpiot             1997      $80,000       $80,000             0                 $4,750
Senior Vice President and Chief  1996      $80,000       $70,000             0                 $4,750
Credit Officer of SJNB           1995      $80,000       $50,000           10,000              $4,166

Margo F. Culcasi                 1997      $75,000       $80,000             0                 $4,750
Senior Vice President/           1996      $75,000       $62,525             0                 $4,750
Liability Management of SJNB     1995      $75,000       $27,710           15,000              $4,365

Judith Doering-Nielsen           1997      $85,000       $80,000             0                 $4,750
Senior   Vice   President   and  1996      $85,000       $70,000             0                 $4,750
         Senior
Lending Officer of SJNB          1995      $85,000       $40,000           10,000              $4,197

------------------------
(1) The executive officers received perquisites in addition to their salaries. The value of such perquisites did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each such executive officer. Salary amounts include compensation deferred at the election of the executive in the year earned.
(2) Consists of SJNB's contributions to vested and unvested defined contribution plans. Mr. Kenny's total also includes a life insurance premium of $1,426 paid by SJNB each year.

Compensation Committee Report

The Corporation's compensation program and policies applicable to its executive officers are administered by the Compensation Committee of the Board of Directors. The Compensation Committee is made up entirely of non-employee directors. The programs and policies are designed to enhance stockholder value by aligning the financial interests of the executive officers of the Corporation with those of its stockholders.

It is the Corporation's policy generally to qualify compensation paid to executive officers for deductibility under section 162(m) of the Internal Revenue Code. Section 162(m) generally prohibits the Corporation from deducting the compensation of executive officers that exceeds $1,000,000 unless that compensation is based on the satisfaction of objective performance goals. At the 1996 Annual Meeting, the Corporation obtained stockholder approval of the 1996 Stock Option Plan of SJNB Financial Corporation which contains limitations necessary to qualify awards under such plan as performance-based compensation and to maximize the tax deductibility of such awards. However, the Corporation reserves the discretion to pay compensation to its executive officers that may not be deductible.

There are three primary components of executive compensation: Base Salary, Bonuses and Stock Options.

Base Salary

Base salaries for fiscal 1997 reported herein were determined by the Compensation Committee. The Compensation Committee reviews salaries recommended by the Chief Executive Officer for executive officers other than the Chief Executive Officer. In conducting its review, the Compensation Committee takes into consideration the overall performance of the Company and the Chief Executive Officer's evaluation of individual executive officer performance. Final decisions on base salary adjustments for executives other than the Chief Executive Officer are made in conjunction with the Chief Executive Officer. The Compensation Committee independently determines the base salary for the Chief Executive Officer by: (a) examining the Corporation's performance against its preset goals, (b) examining the Corporation's performance within the banking industry, (c) evaluating the overall performance of the Chief Executive Officer and (d) comparing the base salary of the Chief Executive Officer to that of other chief executive officers in the banking industry. Based upon the data and performance, the Chief Executive Officer's base salary remained at $160,000 for 1997.

Bonuses

The Incentive Bonus Plan is a cash-based incentive bonus program. The Incentive Bonus Plan provides for payment of an incentive cash bonus to each named executive officer that is related to a percentage of the Corporation's pre-tax net earnings provided that such net earnings bear a certain relationship to the Corporation's assets. Under the Bonus Plan, the Chief Executive Officer was awarded a bonus of $145,000 in 1998 for performance in 1997.

Stock Options

The Compensation Committee annually grants options under the 1996 Stock Option Plan with an exercise price equal to or greater than the fair market value on the date of grant. The grants are intended to retain and motivate key executives and to provide a direct link with the interests of the stockholders of the Corporation. The Compensation Committee, in making its determination as to grant levels, takes into consideration: (i) prior award levels, (ii) total awards received to date by the individual executive, (iii) the total stock award to be made and the executive's percentage participation in the award, (iv) the executive's direct ownership of the Corporation's shares, (v) the number of options vested and nonvested, and (vi) the options outstanding as a percentage of total shares outstanding. The 1996 Stock Option Plan limits the total number of shares subject to options that may be granted to a participant in any year to not more than 100,000 shares. The Compensation Committee did not award the Chief Executive Officer any options to purchase shares of stock in 1997.

The foregoing report has been furnished by the Compensation Committee of the Board of Directors of SJNB Financial Corp.:

Robert A. Archer
Albert V. Bruno (Chair)
F. Jack Gorry
Arthur K. Lund
Louis Oneal
Douglas L. Shen
Gary S. Vandeweghe



Stock Option Plans

The following table sets forth the stock options exercised in 1997 and the December 31, 1997 unexercised value of both vested and unvested stock options for the Corporation's Chief Executive Officer and the four other most highly compensated executive officers.

                           Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

                                                     Number of Securities        Value of Unexercised
                          Shares                      Underlying Unexercised   In-the-Money Options (1)
                         Acquired       Value                  Options at                       at
                                                        12/31/97                 12/31/97
Name                    on Exercise   Realized    Exercisable  Unexercisable  Exercisable   Unexercisable
                                         ($)
James R. Kenny               0                      15,000        10,000        $362,813      $241,875
Eugene E. Blakeslee          0                      12,000         8,000        $290,250      $193,500
Frederic H. Charpiot       5,000       $73,150      10,560         4,000        $273,375       $96,750
Margo F. Culcasi             0                       8,000         6,000        $211,313      $145,125
Judith Doering-Nielsen       0                       6,000         4,000        $145,125       $96,750

(1)  Fair market value of the Corporation's common stock on December 31, 1997 was $33.50.

Employment Agreements

Mr. Kenny is employed by the Corporation and SJNB pursuant to an employment agreement dated March 27, 1996 which provides an annual salary of $160,000. The term of the agreement is three years, with annual one year extensions each year thereafter. In addition, Mr. Kenny is to receive an incentive bonus of 1.5% of the Corporation's pre-tax, pre-bonus net earnings before extraordinary items, provided that SJNB's net earnings before extraordinary items in any year during the term of the Agreement are equal to or exceed 1% of average assets. Mr. Kenny may also receive stock options. Pursuant to the Agreement, the Corporation provides an automobile for Mr. Kenny, as well as public liability and property damage insurance. Mr. Kenny also receives $250,000 in term life insurance coverage. In the event that Mr. Kenny is involuntarily terminated for reasons other than dishonesty or malfeasance, he is entitled to receive a lump sum payment equal to twenty-four months' salary (plus incentive or bonus payments accrued, if any). In the event of a "change in control", Mr. Kenny will receive a lump sum payment in an amount equal to two times his average annual compensation for the five years immediately preceding the change in control (plus incentive or bonus payments accrued, if any).

Mr. Blakeslee is employed by the Corporation and SJNB pursuant to an employment agreement dated March 27, 1996 which provides an annual salary of $107,000. The term of the agreement is one year, with automatic extensions each year thereafter. In addition, Mr. Blakeslee is entitled to participate in the Corporation's bonus plan, pool, stock option plan or other arrangements authorized and approved by the Board of Directors. Mr. Blakeslee's agreement also requires that the Corporation provide an automobile for Mr. Blakeslee, as well as public liability and property damage insurance. In the event that Mr. Blakeslee is involuntarily terminated for reasons other than dishonesty or malfeasance, he is entitled to receive a lump sum payment equal to twelve months' salary (plus incentive or bonus payments accrued, if any). In the event of a "change in control", Mr. Blakeslee will receive severance pay in an amount equal to one times his average annual compensation for the five years immediately preceding the change in control (plus incentive or bonus payments accrued, if any).

Transactions with Directors and Officers

SJNB has had in the ordinary course of business, and expects to have in the future, banking transactions with directors, officers, shareholders and their associates, including transactions with corporations of which such persons are directors, officers or controlling shareholders. In the opinion of management of SJNB, all loans and commitments to lend included in such transactions have been and will be entered into with such persons in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness, and on terms not involving more than a normal risk of collectibility or presenting other unfavorable features.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Corporation's directors, executive officers and any persons beneficially owning ten percent or more of the Corporation's common stock to timely file initial reports of ownership and reports of changes in that ownership with the SEC and the Nasdaq National Market. Such persons are required by SEC regulation to send copies of such reports to the Corporation. Based solely on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 1997 all such filing requirements applicable to its directors, executive officers and ten percent shareholders were met, except as set forth below.

In October 1997, Ray S. Akamine inadvertently failed to timely file a Form 4 with respect to the sale of 3,377 shares of the Corporation's common stock. A Form 5 reporting this transaction was filed on February 9, 1998 . Between 1986 and 1989, Arthur K. Lund inadvertently failed to timely report the acquisition of an aggregate of 172 shares of the Corporation's common stock, issued to his wife through the Corporation's stock dividend plans during such period A Form 5 reporting these transactions was filed on February 12, 1998.

             APPROVAL OF THE AMENDMENT TO THE 1996 STOCK OPTION PLAN

Summary of the 1996 Stock Option Plan

The Corporation's 1996 Stock Option Plan (the "Plan"), which was approved by the shareholders in May of 1996, provides for awards in the form of options, (which may constitute incentive stock options or non-statutory stock options) to key employees and outside directors. The Compensation Committee of the Board of Directors (the "Committee") selects the key employees of the Corporation or any subsidiary who will receive awards, determines the size of any award and establishes any vesting or other conditions. Grants of options to outside directors are subject to the restrictions in the Plan. At the date of this proxy statement, there were 88 individuals (other than non-employee directors) eligible for awards of options under the Plan. The fair market value of the Company's Common Stock subject to such awards on March 25, 1998 was $35.69 per share. As of March 25, 1998, 385,430 options have been granted of which 148,000 have been granted to non-employee directors, which are still outstanding under the Plan.

The total number of shares of Common Stock available for grant under the Plan is 310,000. In addition, if awards under the 1992 Employee Plan ("1992 Plan") are forfeited or terminated before being exercised or vested, the corresponding common shares shall become available for awards under the Plan. The total number of shares available for grant under the Plan is subject to adjustment in the event of stock splits, stock dividends and other similar recapitalization transactions. No individual may receive option grants in a single year covering more than 100,000 shares. If any options are forfeited, or if options terminate for any other reason prior to exercise, then such options again become available for awards.

The above summary description of the Plan is qualified in its entirety by reference to the 1996 Stock Option Plan, a copy of which is available upon written request to the Corporate Secretary, SJNB Financial Corp., One North Market Street, San Jose, CA 95113.Shareholders are urged to read the Plan in its entirety.

Proposed Amendment

The purpose of the Plan is to promote the long-term success of the Corporation and the creation of shareholder value by (a) encouraging key employees and outside directors to focus on critical long-range objectives, (b) encouraging the attraction and retention of key employees and outside directors with strong qualifications, including key executives that may join the Corporation in the future as a result of acquisitions, and (c) linking key employees and outside directors directly to shareholder interests through increased stock ownership. In this regard the Corporation has found that in order to fulfill the purposes of this Plan it is necessary to provide sufficient options to award new and existing employees to continue to provide appropriate incentives in 1998 and beyond. Under the proposed amendment, an additional 150,000 shares of Common Stock would be added to the shares currently authorized under the Plan, bringing the total number of shares of Common Stock available for grant under the Plan to 460,000, plus any additional options which become available due to forfeitures or terminations under the 1992 Plan.

The amendment, which is subject to shareholder approval, would amend and restate
Section 3.1 of the Plan to read as follows:

"3.1 BASIC LIMITATION. The aggregate number of Options awarded under the Plan shall not exceed 460,000, subject to Section 3.2. No grants shall be made under the Predecessor Plan after May 22, 1996. The limitation of this Section shall be subject to all adjustment pursuant to Article 7."

Federal Income Tax Consequences

The proposed amendment of the Plan to increase the number of shares of Common Stock available for grant under the Plan will have no effect upon the tax consequences to either participants or the Corporation of option grants or exercises.

Amended Plan Benefits

The Committee has full discretion to determine the number of options to be granted to employees under the Plan; provided, however, that no individual may receive options grants in a single calendar year covering more than 100,000 shares. Therefore, the aggregate benefits and amounts that will be received by each of the officers named in the Summary Compensation Table, the executive officers as a group and all other employees under the amended Plan are not presently determinable. Details on awards granted during the last year to the executive officers named in the Summary Compensation Table are presented in such table. Until the Board directs otherwise or a director who is not an employee of the Corporation of any of its subsidiaries (an "Outside Director") ceases to serve as a director, each Outside Director will receive an annual automatic grant of 5,000 options.

Required Approval

The adoption of the proposed amendment to the Plan requires the affirmative vote of not less than a majority of the shares of Common Stock present in person or represented and voting at the Meeting. The Board of Directors recommends that the shareholders vote FOR the adoption of the amendment to the Corporation's 1996 Stock Option Plan.

             APPROVAL OF AMENDMENT OF THE ARTICLES OF INCORPORATION
                CONCERNING SHAREHOLDER ACTION BY WRITTEN CONSENT
                      AND ELIMINATION OF CUMULATIVE VOTING

Introduction

Since 1977 the California General Corporaiton Law ("GCL") has provided that, unless otherwise provided in the articles of incorporation, any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice under certain circumstances involving written consent of shareholders.

Effective on January 1, 1990, the GCL was amended to permit California corporations with widely traded securities to provide, with the approval of their shareholders, for majority rule voting in electing directors in lieu of cumulative voting. California law specifically allows a corporation with its common stock quoted on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market System and with at least 800 shareholders of record to eliminate cumulative voting by an amendment to its Bylaws or Articles of Incorporation. Prior to such legislation, cumulative voting in electing directors was mandatory for California corporations upon proper notice by any shareholder of the Corporation. By permitting shareholders of California corporations to provide for majority rule voting in electing directors, the new law substantially conforms California corporate law with the corporate laws of a majority of other states (including Delaware, Illinois, Michigan, New Jersey, New York, Ohio, Pennsylvania and Texas) which either provide that cumulative voting is optional or make no provision for cumulative voting at all. Only a small minority of states still require that shareholders be permitted to invoke cumulative voting.

Shareholder Action by Written Consent

Under the GCL, unless otherwise provided in the articles of incorporation, any action required or permitted to be taken by shareholders of a California corporation may be taken without a meeting, generally without prior notice and without a shareholder vote, if a written consent setting forth the action to be taken is signed by the holders of shares of outstanding stock having the requisite number of votes that would be necessary to authorize such action at a meeting of shareholders at which all shares entitled to vote thereon were present and voted.

The Corporation's Articles of Incorporation (the "Articles") do not presently contain any provision limiting the ability of shareholders of the Corporation to act by written consent, although the Bylaws of the Corporation currently authorize action by written consent of the shareholders. For the reasons set forth below, Section (a) to proposed Article Eight of the Articles would permit shareholders of the Corporation to act by written consent only if the Board of Directors had previously approved the action, which would prevent shareholders of the Corporation from using the written consent procedure to take shareholder action without a shareholders' meeting.

Cumulative Voting

Cumulative voting in the election of directors may currently be invoked by any shareholder of the Corporation who complies with statutory notice requirements. Cumulative voting entitles shareholders to a number of votes per share of common stock equal to the number of directors to be elected, and all nominees are voted upon simultaneously. Holders of shares may cast all of their votes for a single nominee or distribute them among two to more nominees.

As a consequence of cumulative voting, a shareholder with a relatively small number of voting shares may be able to elect one or more directors. For example, if a shareholder were to give the appropriate notice, and nine directors were to be elected at an annual meeting, a shareholder holding 10% of the voting shares could nominate and elect one director by cumulating and casting his or her votes for one candidate. This is true even if shareholders holding 90% of the voting shares are opposed to the election of that candidate and cast their votes to elect nine other nominees.

Absent cumulative voting, a nominee cannot be elected without relatively wide support, as shareholders are entitled to only one vote per share with the nominee receiving the greatest number of votes being elected. Consequently, the holder or holders of a majority of the shares entitled to vote in an election of directors will be able to elect all directors of the Corporation, and holders of less than a majority of the shares may not be able to elect any directors.

For the reasons set forth below, the Board believes that the Articles should be amended to eliminate cumulative voting.

Reasons for the Amendment

The Board is seeking approval of the amendment because it believes, in a corporate democracy where the majority rules, all shareholders should generally have the opportunity to meet, listen to competing views and make a decision at a duly noticed meeting of shareholders (unless the Board approves by resolution the taking of action without a meeting) and that the members of the Board should represent the interests of all shareholders and not a specific or small group of shareholders.

The Board of Directors recommends adoption of this proposed amendment in order to assure that all shareholders of the Corporation entitled to vote on a proposed corporate action have the opportunity to participate in determining if such action is appropriate through the normal meeting process, except in cases where the Board of Directors has approved such action by written consent. The Board of Directors believes that in most instances it is inappropriate for shareholders to take corporate action without prior notice to all other shareholders, even if a majority of the shareholders favor such action. It is felt that the orderly process which is normally used when actions are proposed at meetings is generally preferable to the consent procedure, unless the Board of Directors has approved such action. In this way, all shareholders are given an opportunity to consider proposals and, if appropriate, to inform other shareholders of their views. Additionally, management is provided with an opportunity to review and respond to proposed actions, as appropriate. The proposed amendment would not limit the existing right of shareholders to call a special meeting of shareholders. Under the Corporation's Bylaws, special meetings of the Corporation's shareholders may be called by shareholders holding shares in the aggregate entitled to cast not less than 10% of the votes at such meeting.

The Board believes that the elimination of cumulative voting is advantageous to the Corporation and its shareholders because each director of a publicly-held corporation has a duty to represent the interests of all shareholders rather than any specific shareholder or group of shareholders. The presence on the
Board of Directors of one or more directors representing the interests of a minority shareholder or group of shareholders could disrupt the management of the Corporation and prevent it from operating in the most effective manner. Furthermore, the election of directors who view themselves as representing a particular minority constituency could introduce an element of discord on the Board of Directors, impair the ability of the directors to work effectively and discourage qualified independent individuals from serving as directors. Providing for majority rule voting in the election of directors by eliminating cumulative voting will help ensure that each director acts in the best interests of all shareholders.

This proposal concerning shareholder action by written consent and the elimination of cumulative voting is not being made in response to any effort by a minority shareholder or group of shareholders to attain representation on the Board of Directors or acquire greater influence in the management of the Corporation's business, nor is the Corporation aware of any such effort. Furthermore, such proposal is not being made in response to any attempt to acquire control of the Corporation, nor is the Corporation aware of any such attempt.

Other Effects

Section (a) of proposed Article Eight may be viewed as having the effect of discouraging an attempt by another person or entity to gain control of the Corporation or take action which might facilitate gaining control of the Corporation, after the acquisition of a substantial percentage of the shares of the Corporation's outstanding stock. The effect of the proposed amendment would be to encourage any person intending such a change of control to negotiate with the Board of Directors rather than to take unilateral action without notice to the Board of Directors or other shareholders. The Board of Directors believes that such an orderly procedure is in the best interest of the shareholders. However, the proposed amendment could limit shareholders' participation in certain types of transactions that might be proposed whether or not such transactions were favored by a majority of the shareholders, and could enhance the ability of officers and directors to retain their positions by precluding changes in control through the written consent procedure.

Approval of Section (b) of the proposed amendment may render more difficult any attempt by a holder or group of holders of a significant number of voting shares, but less than a majority, to change or influence the management or policies of the Corporation. In addition, under certain circumstances, the proposed amendment, along with other measures that may be viewed as having anti-takeover effects, may discourage an unfriendly acquisition or business combination involving the Corporation that a shareholder might consider to be in such shareholder's best interest, including an unfriendly acquisition or business combination that might result in payment of a premium over the market price for the shares held by the shareholder. For example, the proposed amendment may discourage the accumulation of large minority shareholdings (as a prelude to an unfriendly acquisition or business combination proposal or otherwise) by persons who would not make that acquisition without being assured of representation on the Board of Directors.

Text of Amendment

At the Annual Meeting, the Corporation's shareholders will be asked to approve an amendment to the Corporation's Articles to add a new Article Eight to read as follows:

                                      EIGHT

         a. Any action required to be taken at any annual or special meeting of shareholders of this corporation, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, provided that the board of directors of this corporation, by resolution, shall have previously approved any such action.

         b. No holder of any class of stock of the corporation shall be entitled to cumulate votes in connection with any election of directors of the corporation.

Conforming Bylaw Amendments

If this Proposal is adopted by the shareholders, in order to make the Bylaws consistent with the amendments to the Articles set forth in this Proposal, upon effectiveness of the filing of the Certificate of Amendment to the Articles of Incorporation with the Secretary of State of the State of California, Sections 8 and 12 of the Bylaws shall be amended to read as set forth in Annex A which is incorporated herein by reference.

Required Approval

The adoption of the proposed amendment to the Articles requires the affirmative vote of not less than a majority of the shares of Common Stock present in person or represented and voting at the Meeting. The Board of Directors recommends that the shareholders vote FOR the adoption of the amendment to the Corporation's Articles of Incorporation.


                         INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has selected KPMG Peat Marwick, LLP to serve as independent public accountants for the Corporation and its subsidiary for the year ending December 31, 1998. KPMG Peat Marwick, LLP examined the financial statements of the Corporation and its subsidiary for the year ended December 31, 1997. KPMG Peat Marwick, LLP has informed the Corporation that it has had no connection during the past three years with the Corporation or its subsidiary in the capacity of promoter, underwriter, voting trustee, director or employee.

In recognition of the important role of the independent public accountants, the Board of Directors has determined that its selection of the independent public accountants should be submitted to the shareholders for review and ratification on an annual basis.

In the event the appointment is not ratified by the shareholders, the adverse vote will be deemed to be an indication to the Board of Directors that it should consider selecting other independent public accountants for 1999. Because of the difficulty and expense of making any substitution of accounting firms after the beginning of the current year, it is the intention of the Board of Directors that the appointment of KPMG Peat Marwick, LLP for the year 1998 will stand unless for other reasons the Board of Directors deems it necessary or appropriate to make a change. The Board of Directors also retains the power to appoint another independent public accounting firm to replace an accounting firm ratified by the shareholders in the event the Board of Directors determines that the interests of the Corporation require such a change.

It is anticipated that representatives of KPMG Peat Marwick, LLP will be present at the Meeting and will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

The affirmative vote of a majority of the shares represented and voting at the Meeting is required for ratification of KPMG Peat Marwick, LLP as the Corporation's independent public accountants. The Board of Directors recommends that the shareholders vote FOR the ratification of the selection of KPMG Peat Marwick to serve as independent public accountants.


                         STOCK PERFORMANCE CHART (1) (2)

[OBJECT OMITTED]


(1) Assumes $100 invested on December 31,1992 in the Corporation's common stock, the NASDAQ-Total U.S. index and the NASDAQ-Banks index, with reinvestment of dividends.
(2)  Source:  SNL Securities

                           ANNUAL REPORT ON FORM 10-K


A copy of the  Corporation's  Annual  Report  on Form  10-K for the  year  ended
December  31,  1997  is  included  in  the   Corporation's   Annual   Report  to
Shareholders.

                                     ANNEX A

                           Conforming Bylaw Amendments


Section 8. Voting. The shareholders entitled to notice of any meeting or to vote at any such meeting shall be only persons in whose name shares stand on the stock records of the corporation on the record date determined in accordance with Section 9 of this Article.

Voting shall in all cases be subject to the provisions of Section 702 through 704, inclusive, of the California General Corporation Law (relating to voting shares held by a fiduciary, in the name of a corporation, or in joint ownership).

The shareholders' vote may be by voice or ballot; provided, however, that any election for directors must be by ballot if demanded by any shareholder before the voting has begun. On any matter other than elections of directors, any shareholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal (other than the election of directors), but, if the shareholder fails to specify the number of shares which the shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares that the shareholder is entitled to vote. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on any matter (other than the election of directors) shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by the California General Corporation Law or by the Articles of Incorporation.

No shareholder shall be entitled to cumulate votes for any candidate or candidates.

In any election of directors, the candidates receiving the highest number of votes of the shares entitled to be voted for them up to the number of directors to be elected, shall be elected.


Section 12. Action by Written Consent Without a Meeting. Subject to the Corporation's Articles of Incorporation and Section 603 of the California General Corporation Law, any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice if a consent in writing, setting forth the action so taken, is signed by the holders of the outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, or their proxies; provided, however, that the board of directors of this corporation, by resolution, shall have previously approved any such action. All such consents shall be filed with the Secretary of the corporation and shall be maintained in the corporate records. Provided, however, that (1) unless the consents of all shareholders entitled to vote have been solicited in writing, notice of any shareholder approval without a meeting by less than unanimous written consent shall be given, as provided by Section 603(b) of the California Corporations Code, and (2) in the case of election of directors, such a consent shall be effective only if signed by the holders of all outstanding shares entitled to vote for the election of directors; provided, however, that subject to applicable law, a director may be elected at any time to fill a vacancy on the Board of Directors that has not been filled by the directors, by the written consent of the holders of a majority of the outstanding shares entitled to vote for the election of directors. Any written consent may be revoked by a writing received by the Secretary of the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the Secretary.

Unless a record date for voting purposes be fixed as provided in Section 10 of the Article, the record date for determining shareholders entitled to give consent pursuant to this Section 12, when no prior action by the Board has been taken, shall be the day on which the first written consent is given.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                              SJNB FINANCIAL CORP.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders of SJNB Financial Corp., a California corporation (the "Corporation") dated April 16, 1998, and revoking any proxy heretofore given, hereby constitutes and appoints Douglas L. Shen, Diane P. Rubino and F. Jack Gorry, or any of them, with full power of substitution, as attorney and proxy to appear and vote all of the shares of common stock of the Corporation standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of the Corporation to be held in the Main Dining Room at The San Jose Country Club, 15571 Alum Rock Avenue, San Jose, California on May 28, 1998 at 10:00 a.m. local time, or at any adjournments thereof, upon the following items as set forth in the Notice of Annual Meeting and more fully described in the Proxy Statement.

1. Election of Directors.
   FOR ALL nominees(except as marked to the contrary below) __
   WITHHOLD AUTHORITY   __

 R.S. Akamine, R.A. Archer, A.V. Bruno, R. Diridon, F.J. Gorry, J.R. Kenny, A.K. Lund, L. Oneal, D.P. Rubino, D. L. Shen, G.S. Vandeweghe

(Instructions: To withhold a vote for one or more nominees, strike a line through that nominee's name. To vote for all nominees except one whose name is struck, check "FOR." To vote against all nominees named above, check "WITHHOLD AUTHORITY.")

2. Approval of Amendment to 1996 Stock Option Plan

                          FOR __ AGAINST __ ABSTAIN __

3. Approval of Amendment to Articles of Incorporation concerning shareholder action by written consent and elimination of cumulative voting.

                          FOR __ AGAINST __ ABSTAIN __

4. Ratification of Accountants. To ratify the appointment of KPMG Peat Marwick LLP as independent certified public accountants for the Company for 1998.

                          FOR __ AGAINST __ ABSTAIN __

5. Other Business. The proxies are authorized to vote in their discretion on such other matters as may properly come before the meeting of any adjournment thereof.








THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN SPECIFIED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1, IN FAVOR OF PROPOSAL 2, IN FAVOR OF PROPOSAL 3, IN FAVOR OF PROPOSAL 4 AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING.

                                 Dated                                   , 1998


                                             (Signature)



                                             (Signature)

                (This proxy should be marked,dated, signed by the shareholder(s)
                 exactly as his or her name appears hereon and returned promptly in the enclosed evelope. Executors, administrators, guardians, officers of the corporation and others signing in a fiduciary capacity should state their full titles as such. If shares are held joint tenants or as community property, both should sign.)

                             DO NOT FOLD, STAPLE OR MUTILATE

WHETHER OR  NOT  YOU  PLAN TO ATTEND  THE ANNUAL MEETING, YOU ARE URGED TO MARK,
  SIGN, DATE AND PROMPTLY  RETURN THIS PROXY,  USING THE  ENCLOSED ENVELOPE.